Investor Presentation May 2008 Exhibit 99.1

Disclaimer
In connection with the proposed merger, Marathon has filed with the U.S. Securities and Exchange Commission a
Registration Statement containing a preliminary proxy statement/prospectus. When completed, a definitive proxy statement/prospectus and a form of proxy will be mailed to the stockholders and warrantholders of Marathon, seeking their approval of the transaction. Before making any voting decision, Marathon’s stockholders and warrantholders are urged to read the proxy statement/prospectus regarding the merger carefully and in its entirety because it will contain important information about the proposed merger. Marathon’s stockholders and warrantholders will be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents filed with the U.S. Securities and Exchange Commission from the Commission’s website at http://www.sec.gov. Marathon’s stockholders and warrantholders will also be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents by directing a request by mail to Michael Gross at Marathon Acquisition Corp., 500
Park Avenue, 5th Floor, New York, New York 10022 or by telephone at (212) 993-1670.
Marathon and its directors and officers may be deemed to be participants in the solicitation of proxies from Marathon’s stockholders with respect to the proposed merger. Information about Marathon’s directors and executive officers and their ownership of Marathon’s common stock is set forth in Marathon’s annual report on Form 10-K for the fiscal year ended December 31, 2007. Stockholders may obtain additional information regarding the interests of Marathon and its directors and executive officers in the merger, which may be different than those of Marathon’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed merger filed with the
U.S. Securities and Exchange Commission.
NON-GAAP FINANCIALS
The financial information and data contained in this presentation is unaudited and does not conform to the SEC’s
Regulation S-X.  Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, MAQ’s proxy statement to solicit stockholder approval for the proposed merger. This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principles (“GAAP”), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC.  MAQ and GSL believe that the presentation of these non-GAAP financial measures serve to enhance the understanding of the financial performance of GSL and the proposed merger. However, these non-GAAP financial measures should be considered in addition to and not as substitutes for, or superior to financial measures of financial performance prepared in accordance with GAAP.  Our pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies.

Safe Harbor Statement
This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of
1934, as amended, regarding the plans and objectives of management for future operations. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-
looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,”
“estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and Marathon cannot assure you that these projections included in these forward-looking statements will come to pass. Actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The risks, uncertainties and other factors also relate to inherent business, economic and competitive uncertainties and contingencies relating to the business of Global Ship Lease including:
• future operating or financial results;
• expectations regarding the strength of the future growth of the shipping industry, including the rate of annual demand growth in the international containership industry;
• future payments of dividends and the availability of cash for payment of dividends;
• Global Ship Lease’s expectations relating to dividend payments and forecasts of its ability to make such payments;
• future acquisitions, business strategy and expected capital spending;
• operating expenses, availability of crew, number of off-hire days, drydocking (beyond the disclosed reserve), survey requirements and insurance costs;
• general market conditions and shipping industry trends, including charter rates and factors affecting supply and demand;
• Global Ship Lease’s ability to repay its credit facility and grow using the available funds under its credit facility;
• assumptions regarding interest rates and inflation;
• change in the rate of growth of global and various regional economies;
• risks incidental to vessel operation, including discharge of pollutants and vessel collisions;
• Global Ship Lease’s financial condition and liquidity, including its ability to obtain additional financing in the future (from warrant exercises or outside services) to fund capital expenditures, acquisitions and other general corporate activities;
• estimated future capital expenditures needed to preserve Global Ship Lease’s capital base;
• ability to effect an acquisition and to meet target returns;
• Global Ship Lease’s expectations about the availability of ships to purchase, the time that it may take to construct new ships, or the useful lives of its ships;
• Global Ship Lease’s continued ability to enter into long-term, fixed-rate charters;
• Global Ship Lease’s ability to capitalize on its management team’s and board of directors’ relationships and reputations in the containership industry to its advantage;
• changes in governmental and classification societies’ rules and regulations or actions taken by regulatory authorities;
• expectations about the availability of insurance on commercially reasonable terms;
• unanticipated changes in laws and regulations;
• potential liability from future litigation; and
• other factors discussed in the section entitled “Risk Factors” in the preliminary proxy statement/prospectus.
Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from Marathon’s forward-looking statements are included in Marathon’s filings with the U.S. Securities and Exchange Commission, specifically as described in Marathon’s annual report on Form 10-K for the fiscal year ended December 31, 2007 and the preliminary proxy statement/prospectus. Marathon undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

Presenters
Ian J. Webber    Global Ship Lease
Chief Executive Officer
Thomas A. Lister   Global Ship Lease
Chief Commercial Officer
Michael S. Gross     Marathon Acquisition Corp.
Chairman, Chief Executive Officer

Transaction Overview
Transaction
Consideration
Management
and Board
Marathon (AMEX: MAQ) entered into an Agreement and Plan of Merger with Global Ship Lease,
Inc.
Marathon and GSL will merge, with the combined company to be renamed Global Ship Lease, Inc.
GSL will apply for listing on the NYSE
Purchase price of approximately $1.0 billion for GSL and its 17 vessels
– 12 vessels currently owned and 5 to be delivered
– $1.7 billion contracted revenue
9.3%
(1)
yield compared to peer average of 7.0%
~$275 mm of cash held in trust (net of fees and restricted cash)
$202 mm in total equity to CMA CGM representing pro forma ownership of 34%
– 7.8 mm common shares
– 5.0 mm subordinated common shares
– 12.4 mm Class C common shares as partial pre-payment for December 2008 vessel deliveries
~$530 mm total debt ($192 mm total debt outstanding at transaction close) upon delivery of the contracted fleet
Management has extensive relationships in the global liner business given their 40+ years of shipping industry experience
Management includes CEO Ian Webber (former CFO of CP Ships ), CFO Susan Cook (former
Group Head of Specialized Finance at P&O) and CCO Thomas Lister (former ship financier at
DVB Bank)
Board appointed by Marathon
Approvals
>50% of Marathon stockholders and warrantholders (approval also requires that less than
20% of shareholders vote against the transaction and elect conversion)
Expected
Closing
Early third quarter 2008
(1) Based on May 19, 2008 closing stock price of $7.71.

Marathon Investment Criteria
Experienced
Management
Team
Attractive
Industry
Opportunity
Strong, Stable
Cash Flow
Attractive
Valuation and
Dividend Yield
MAQ Objective
Attractive valuation relative to peers
– Initial dividend yield of 9.3%
(1)
Near-term and long-term distributable cash flow growth
– 5.6% minimum dividend growth; significant growth through accretive acquisitions
Dividend growth supported by 10 mm non-cumulative subordinated shares held by CMA
CGM and Marathon
Sustainable long-term growth from globalization and expansion of emerging markets
10% CAGR demand in containerized trade for past 20 years
Increasing trend to charter-in capacity by liner companies
Cost of capital advantage for public charter owners
Sizeable, contracted revenue with 11 year avg. charter term
Predictable cost structure
Attractive credit facility pricing
– LIBOR + 75 to 110bps (based upon leverage level); debt swapped into fixed rate
GSL has diverse, long-standing industry relationships
Management team actively pursuing acquisition opportunities
GSL Investment Highlights
Platform for
Significant
Growth
Expanding charter owner in fragmented market
– Over 80% fleet capacity (TEU) growth; 60% contracted revenue growth by 3Q09
Significant financial flexibility
– $800 mm credit facility
– Cash proceeds from warrant exercise
(1) Based on initial quarterly dividend of $0.18 payable for 3Q08, with adjusted dividend of $0.19 payable for 3Q09. Yield based on May 19, 2008 closing stock price of $7.71.

Attractive Valuation
Pro Forma Valuation
Pro Forma Valuation
Comps - Dividend Yield (LQA)
Comps - Dividend Yield (LQA)
$ millions, except per share amounts
Note: Market data as of May 19, 2008.
Contracted
SPAC Valuation   Fleet
Marathon Current Trading Value
(1)
$7.71
Fully Diluted Shares
(2)
84.7
Pro Forma Fully Diluted Equity Value $653.3
Net Debt  515.4
Implied Firm Value $1,168.7
Annual Initial Base Dividend per Share  $0.72
Annual Dividend per Share (3Q 09)   $0.76
Minimum Dividend Growth 5.6%
LQA Dividend Yield   9.3%
Forward Dividend Yield   9.9%
(1) Based on closing stock price as of May 19, 2008.
(2) Assumes treasury stock method in calculating fully diluted shares.
9.3%
6.9%
7.0%
Global Ship Lease Danaos Seaspan

Strong Sponsorship
Best-in-Class
Sponsor
Public
Company
Stewardship
Chairman and CEO Michael Gross has significant experience stewarding companies and increasing shareholder value
16 years at Apollo Management where he was a founder and senior partner
Leverage extensive capital markets and management expertise as Partner of investment firm Magnetar
Capital and Chairman & CEO of investment firm Solar Capital
Strong independent sponsorship and financial expertise provided by Marathon
Independent directors will be a majority of the board
Responsible for aligning management and shareholder interests
(1) Based on total shares outstanding, excluding warrants.
(2) Owned equally by Marathon Insiders and CMA CGM.
(3) Includes both 7.8mm Class A and 12.4mm Class C shares.
Public Common
Shares
54%
Marathon Insiders
Common Shares
6%
CMA CGM
Common Shares
27%
Subordinated
Shares
13%
(2)
Ownership
Undiluted Shares Outstanding (mm) 74.6
Common Shares
  Public 40.0
  Marathon Insiders 4.4
  CMA CGM
(3)
20.2
Subordinated Shares
  Marathon Insiders 5.0
  CMA CGM 5.0
Post Closing Ownership
(1)

Experienced Management
Thomas A. Lister
Chief Commercial
Officer
Ian J. Webber
Chief Executive
Officer
DVB Bank, 2005-2007: Specialist transport asset financier, SVP & Head of
Singapore ship leasing and investment fund project
Nordcapital, 2004-2005: German KG financier and asset manager: director of business development
>10 years experience in various roles with liner shipping companies
CP Ships, 1996-2006: CFO and Director
– Public company traded on NYSE and TSE
– Sold to Hapag-Lloyd in 2005 for $2.3 bn
Pricewaterhouse, 1979-1996: Partner, 1991-1996
Susan J. Cook
Chief Financial
Officer
P&O, 1986-2006: Group Head of Specialized Finance, Head of
Structured Finance, Deputy Group Treasurer
Chartered Management Accountant and Member of Association of
Corporate Treasurers

Industry Overview

CMA CGM

NYK LINE

COSCO

MÆRSK

"K" LINE AMERICA, INC.

CSAV

APL

Hapag-Lloyd

MSC

HMM

OOCL

HANJIN SHIPPING

China Shipping Container Lines Company

GLOBAL SHIP LEASE

seaspan

danaos

GLOBAL SHIP LEASE

GSL’s Role in Container Trade
Source and aggregate cargo from shippers
Load and discharge containers
Ocean carriage
Land based logistical functions
Role of Liner Companies
Own and provide vessels to container liner
companies under long-term charters
Be the competitive alternative to direct
ownership and other charter companies like
German KGs
No commodity or fuel price risk
No exposure to spot market
Profitable but volatile
cash flows; huge capital needs
Stable cash flows under long-
term charters
Role of Charter Owners (GSL)
Owns and charters-out containerships under long-term, fixed-rate charters
Strategy is to grow by acquiring and chartering-out vessels to additional counterparties to increase distributable cash flow per share
Business Overview

51
54
60
67
68
76
84
96
106
117
129
0
20
40
60
80
100
120
140
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Container Liner Industry Dynamics Favor Charter Owners
Note:  Total trade as measured in million TEUs by Clarkson Research.
Liner companies focused on logistics/in-land development with increased need for flexibility in fleet
Capital intensity requires container liner operators to look for chartering options
Chartered-in vessels approx. 52% of the top 10 liners capacity and is increasing (compared to ~15% in 1994)
Containership charter owners benefit from a pro- and counter-cyclical business model
– Sale and charter back transactions tend to increase in times of economic weakness
– Liners charter-in during upswings to rapidly ramp-up capacity
Significant economic savings to liners from outsourcing vs owning
World Container Growth Increasing Trend Towards Outsourcing
23%
28%
30%
37%
42%
43%
45%
47%
50%
52%
23%
16%
15%
49%
0%
10%
20%
30%
40%
50%
60%
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E

Fleet Capacity ('000 teu)
Growth

World Container Trade (mm of lifts)
World Container Fleet ('000s of TEUs)

GLOBAL SHIP LEASE

Favorable Supply / Demand Dynamics
6,544
1,414
Total
Total TEU
(‘000)
Total Number
of Vessels
1,386 1,692 1,741 1,725
168 288 413 545
2011+ 2010 2009 2008
Source: Drewry
$200 bn+ Asset Class
Global Ship Lease
World Fleet
>8,000
26%
5,000-7,999
21%
3,000-4,999
24%
<3,000
29%
Containership Fleet Development
Supply vs. Demand Growth
Containership Fleet by Size Range (TEU)
Containership Orderbook
0
50
100
150
200
250
300
350
400
450
500
1996 1998 2000 2002 2004 2006
0
2,000
4,000
6,000
8,000
10,000
12,000
World Container Trade (in million of lifts)
World Container Fleet (in '000s of TEUs)
>8,000 5,000-7,999 3,000-4,999 <3,000
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
2002 2003 2004 2005 2006 2007 2008 2009
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
Fleet Capacity Growth
>8,000
17%
5,000-7,999
25%
3,000-4,999
31%
<3,000
27%

Current Fleet: 4,357 Vessels/10.7mm TEU capacity
Orderbook: 1,414 Vessels/6.5mm TEU capacity
Fragmented Market Provides Growth Opportunities
Source: Drewry’s and management estimates as of January 2008.
(1) Current on-the-water fleet by TEU.
(2) US publicly listed includes Seaspan, Danaos and GSL.
(3) Excludes multi-purpose and ro-ro vessels.
Containership market is highly fragmented and
growing rapidly
US listed containership companies represent a small
percentage of the market but are extremely well
positioned for rapid growth
– Liner companies are increasingly outsourcing
their fleet
– German KGs are historically the largest
independent charter owners but are closed-end
vehicles with a high cost of capital
– US public charter owners have the lowest cost of
capital
GSL is the 20  largest containership charter owner in
the world and should be able to move quickly into the
top 10
(2)
Containership Ownership Breakdown
(1)
US Publicly Listed
3%
Other (Primarily
KGs)
49%
Liner Companies
48%
(3)
th

Emerging Markets Drive Growth in Container Trade
Total =
100%
1.7% 2.8% 3.5% 5.6% 7.0%
% of Total
Container
Trade (2007)
1.4% 9.7% 13.7% 18.6% 36.0%
Source: Drewry
Total Global Weighted Container Growth (2007) = 12.2%
Container Growth by Region (2007)
14.9%
11.7%
12.6%
2.3%
10.5%
14.5%
9.2%
17.5%
6.9%
30.2%
12.2%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
Far East Western
Europe
South East
Asia
North America Latin America Middle East Africa South Asia Oceania Eastern
Europe
Total Global
Weighted
Container
Growth

Company and Financial Overview

Business Strategy
Continue to
Grow the
Dividend
Consistently increase distributable cash flow and dividends per share through accretive acquisitions
Focus on returns to shareholders
Expand Fleet
through
Accretive
Acquisitions
Expand fleet through accretive acquisitions of modern, high quality containerships
Focus on returns / economics to ensure that acquisitions meet IRR targets and are accretive to distributable cash flow per share
Double fleet to over 35 vessels in next 12-18 months
Maintain
Balanced
Portfolio
Focus on long-term charters with staggered maturities
Broaden customer base by adding high credit-quality charterers
Maintain a young, diversified fleet with a range of vessel sizes
Provide World-
class Service
Become partner of choice for leading liner companies
Best in class, competitive provider of chartering services
High safety standards and reliable service

36,322
59,670
66,297
Current Q4 2008 Q3 2009
Prior Period Cumulative Fleet Contracted Growth Fleet
Fully Funded Fleet Ramp-Up
Contracted 17 Vessel Fleet
Annualized
16 Vessels Annualized 12 Vessels Annualized
10.8 yrs 10.7 yrs 9.3 yrs Contract Length
$1,007 mm $925 mm $570 mm Fleet Acquisition Price
46% 41% 28% Debt / Estimated Market Value
$93.8 mm $85.5 mm $54.9 mm Estimated EBITDA
(2)
5.5 yrs 4.6 yrs 5.3 yrs
Average Age
(3)
$1,160 mm $1,080 mm $675 mm Appraised Value
(4)
$147.7 mm $135.6 mm $91.7 mm Estimated Revenue
(1)
12
Vessels
16
Vessels
17
Vessels
(1) 362 onhire revenue days.  No drydocking.
(2) Operating expenses based on capped rates at 365 days per year plus insurance costs, accidents and incidents. Technical management fees of $114,000 per vessel per year.
(3) Weighted-average age.
(4) Source: Braemer and Platou. Asset appraisals as of December 2007.
Fleet Size (TEUs)

Young, High Quality Fleet With Long-Term Charters
(1)  Based on current and contracted fleet.
CMA CGM Berlioz
Hull 4126
CMA CGM America
CMA CGM Sambhar
CMA CGM Jamaica
CMA CGM Chateau d’If
CMA CGM Alcazar
Marie Delmas
Kumasi
Julie Delmas
MOL Rainbow
CMA CGM Utrillo
CMA CGM Matisse
CMA CGM Manet
CMA CGM La Tour
Ville d’Aquarius
Ville d’Orion
End 2025
12/08
12/08
12/08
12/08
07/09
End 2012
End 2016
End 2017
End 2020
End 2022
Mid 2021
2025 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
End 2012
End 2016
End 2016
End 2016
End 2017
End 2017
End 2017
End 2017
End 2020
End 2022
End 2022
66,297 29,975 36,322 Total TEU
17 5 12 Total Number of Vessels
5.5 years 3.5 years 5.3 years Average Age
1 1 0 ~11,000 TEU
1 1 0 ~6,600 TEU
0
3
0
To Be
Delivered
2
5
8
Contracted
Fleet Current Size (Number of Vessels)
2 ~5,100 TEU
2 4,000 – 4,300 TEU
8 ~2,200 TEU
$1.7bn in total contracted revenue with 11 year average term
(1)

$5.0
$6.3
$8.4
$11.8
2004 2005 2006 2007
Strong Initial Charterer
Third largest container shipping company in the world with $11.8 bn in revenues
Rated BBB-/Ba1 by S&P/Moody’s
Strong interest in seeing a more competitive public containership charter owner market
Will receive 25.2 mm shares (including 5 mm subordinated shares) as part of the merger
Strong Charter
Relationship
Revenue ($ bn)
Revenue ($ bn)
Fleet Profile
Fleet Profile
636,000 79 Orderbook:
38
41
294
99
393
Vessels TEU (000s)
287,805 Owned:
648,170 Chartered-In:
248,000 Chartered-In:
935,975 Current:
388,000 Owned:
Source: Company Information as of March 31, 2008.

NYK LINE
OOCL
NOL
CMA CGM
Hapag-Lloyd
misc
HANJIN SHIPPING
K LINE
COSCO
MAERSK
MOL Mitsui O.S.K. Lines

GLOBAL SHIP LEASE

Large Orderbook:
1,414 Vessels /
6.5mm TEU Capacity
Estimated Worldwide Fleet as of January 2008
4,357 Vessels/10.7mm TEU capacity
(1)
Owned by Liner
Companies
Chartered-in by
Liner Companies
(1) Source: Drewry, excludes multi-purpose and ro-ro vessels
Multiple Avenues for Additional Growth
GSL has significant growth opportunities:
?
1) Existing Tonnage – Liners and Other Independent
Charter Owners
2) Current Orderbook (2008-2011+)
3) Trend to Charter-In Vessels
23%
28%
30%
37%
42%
43%
45%
47%
50%
52%
49%
15%
16%
23%
0%
10%
20%
30%
40%
50%
60%

Contracted business model provides stable cash flow
and a platform for growth
Source: Management Estimates for pro forma 17 vessel fleet. The numbers contained above are for illustrative purposes only and are based on a variety of assumptions and estimates which may prove to be inaccurate.
(1) 362 onhire revenue days. No drydocking.
(2) Operating expenses based on capped rates at 365 days per year plus insurance costs, accidents and incidents. Technical management fees of $114,000 per vessel per year.
(3) Interest rate of 4.30% (based on blended LIBOR rate of 3.55% +75bps), interest income at 2.50%.
(4) Based on dry-docking cost estimates of management.
Stable and Growing Cash Flow
Contracted Revenues
– 11 year average remaining charter term
– Diversified portfolio of high quality
assets
– Staggered maturities
Predictable cost structure
– 3-year capped ship management
agreement with CMA Ships, ability to
terminate after 1 year
– Scalable corporate overhead
– Interest rates will be  predominantly
hedged
– Reserve for future dry-docking costs
– Negligible currency risk
Minimal cash income taxes as international
shipping company domiciled in Marshall
Islands
Cash flow retention for investment
(Dollars in millions except per share data) Contracted Fleet
Revenue
(1)
$147.7
Operating Expenses
(2)
(47.6)
SG&A (6.3)
EBITDA $93.8
Less: Net Interest Expense
(3)
(21.2)
Less: Tax (0.1)
Less: Drydocking Reserve
(4)
(3.6)
Distributable Cash Flow $68.8
Dividends to Common ($0.76 annually) $49.1
Common Dividend Coverage 1.40x
Dividends to Subordinated ($0.76 annually) $7.6
Total Dividend Coverage 1.21x
Contracted Pro Forma Fleet Economics

Strong Financial Flexibility
$800mm credit facility, 8-year term
– 5-year non-amortization
– LIBOR + 75 bps with adjustments after certain leverage levels (up to L+110 bps)
– $270 mm undrawn under the credit facility for new acquisitions
– Participating banks include: Fortis, Citi, HSH Nordbank, Sumitomo Mitsui, KFW and DnB
Nor Bank
– Interest rates predominantly hedged
Warrants provide potential equity for future vessel acquisitions
– $240 mm in cash from warrants over the next two years
Balanced financial strategy preserves flexibility
– Capitalize on market conditions
– Maintain flexibility for acquisition and expansion opportunities
– Long-term target 50-60% LTV
– Strong relationships with bank group

Expansion Strategy Supports Long-term Dividend Growth
Deal Analytics
Objective: Build a portfolio of high quality assets diversified by charterer, charter term, and vessel size
Analysis on four dimensions:
– Asset quality and liquidity
– Charterer strength
– Portfolio effects
– Economics/returns
Portfolio level:
– Accretive to distributable cash flows and dividends per
share
Asset level:
– High single digit unlevered IRR
– Low double digit IRR at long term target LTV
Target Returns
Financing
Structure
50-60% long term target/steady state LTV
Scope for higher LTV on temporary basis to capitalize on
exceptional acquisition opportunities
Swap debt into fixed rate
Generate attractive returns and grow distributable cash flow for shareholders through accretive vessel acquisitions

GSL Investment Highlights
Modern, high quality
fleet of diverse sizes
Built-in growth with
minimum dividend
increases
Attractive industry
outlook
Long-term stable cash
flows
Financial capacity to
make additional
accretive acquisitions
Experienced
management — strong
industry relationships

Appendix

Sources & Uses ($m)
Initial 12
Vessels
4Q 08
(4 Deliveries)
3Q 09
(1 Delivery) Total
Sources
Available SPAC Cash $310 $310
CMA Equity 103 $99 202
Credit Facility 192 256 $82 530
Total Sources $605 $355 $82 $1,042
Transaction Sources and Uses
$ millions
Note: Based on $8.00 per share.
Transaction Sources
Transaction Uses
Sources & Uses ($m)
Initial 12
Vessels
4Q 08
(4 Deliveries)
3Q 09
(1 Delivery) Total
Uses
Restricted Cash & Fees $35 $35
Vessel Acquisitions 570 $355 $82 1,007
Total Uses $605 $355 $82 $1,042

Fleet List
Note: Excludes dry-docking, insurance, accidents and incidents.
Size Daily Daily Time Charter
Projected
Commencement
(TEU) Charter Rate Opex Cap (years) of Charter
Ville d’Orion 4,113 1997 $21,500 $6,400  5 Commenced
Ville d’Aquarius 4,113 1996 21,500 6,400  5 Commenced
CMA CGM Matisse 2,262 1999 17,965 5,400  9 Commenced
CMA CGM Utrillo 2,262 1999 17,965 5,400  9 Commenced
MOL Rainbow 2,207 2003 17,965 5,400  10 Commenced
Julie Delmas 2,207 2002 17,965 5,400  10 Commenced
Kumasi 2,207 2002 17,965 5,400  10 Commenced
Marie Delmas 2,207 2002 17,965 5,400  10 Commenced
CMA CGM La Tour 2,272 2001 17,965 5,400  9 Commenced
CMA CGM Manet 2,272 2001 17,965 5,400  9 Commenced
CMA CGM Alcazar (Newbuilding 1) 5,100 2007 33,250 5,900  13 Commenced
CMA CGM Château d’lf (Newbuilding 2) 5,100 2007 33,250 5,900  13 Commenced
Total / Average 36,322  $21,102  $5,650  9
Hull 4.126 (Newbuilding 3) 10,960 2008 $46,700 $8,800  17 Dec-08
CMA CGM Jamaica 4,298 2006 24,850 6,650  14 Dec-08
CMA CGM Sambhar 4,045 2006 24,850 6,650  14 Dec-08
CMA CGM America 4,045 2006 24,850 6,650  14 Dec-08
Total / Average 23,348 $30,313  $7,188  15
CMA CGM Berlioz 6,627 2001 $33,500 $7,800  12 Jul-09
Total / Average 66,297 $23,998  $6,138  11
Second Contracted Fleet:
Vessel Name Year Built
Current Fleet:
First Contracted Fleet:

10.0 mm subordinated shares issued to CMA CGM and Marathon
founders
Terms of the Subordinated Shares
Description
Dividend Entitlement
No dividends payable with respect to 2008
Shares will be entitled to dividends in 2009 with respect to 1Q09
Receive quarterly base dividends from operating surplus for periods after
2008 equal to the common share quarterly dividends to the extent that all common shareholders have received all accrued and unpaid base and adjusted base dividends
Dividends are non-cumulative
50 / 50 split
Subordination Period
The subordination period will end after June 30, 2011, provided that:
– Dividends at least equal to the adjusted base dividend paid on all common and subordinated shares for previous 4 consecutive
quarters; AND
– 1.25x cash flow coverage of adjusted base dividend on all
outstanding shares for those 4 quarters
Convert to common shares when these conditions are met
CMA CGM / Marathon
Ownership

C-P Offen
Peter Dohle
E.R. Schiff.
Rickmers
Seaspan
NSB N'elbe
Danaos
Zodiac M'time
Norddeutsche
Costamare
Shoei Kisen
Gebab
Schulte Grp
Hermann Buss
Leonhardt &B
Hansa Thand
F Laeisz
Kaisho Shpg
Hans. Lloyd
Global Ship Lease

GLOBAL SHIP LEASE

Top 20 Charter Owners
Source: Clarkson Research as of April 2008.
US Publicly-listed.
Current Fleet (German KG) Current Fleet (Other Owners) Orderbook (German KG) Orderbook (Other Owners)
Top 20 Charter Owners (in ‘000s of TEU)
804
534
458
419
409
393
383
373
303
246
181
131
115
111
99
93
84
82 81

30 Investor Presentation May 2008